UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035-8234
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

Letter from The Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Growth Fund -- Class J Shares -- returned 25.74% for the year ended May 31, 2013, compared to a return of 27.28% for the Standard & Poor’s 500 Index over this period. Please see pages 4 through 6 of this report for complete standardized performance information for the Fund.

Market Perspective
A number of factors contributed to the strong returns over the last twelve months: the unprecedented ongoing quantitative easing measures undertaken by the US Federal Reserve and central banks around the globe; avoidance, albeit likely temporary, of the much feared “fiscal cliff;” reports of better, although choppy, economic data and a strengthening US housing market. Nonetheless, risk and volatility continue to be partners alongside the strong returns and cause periods of concern for investors, particularly as they look to the future.

As investors weigh the renewed challenges facing emerging markets and their growth potential, the ongoing speculation about Federal Reserve policy and its impact and the real versus perceived performance of the US economy as well as global economies, it is apparent that investors are confronted by many uncertainties. Given that, the last year has been a remarkable period of performance in the overall equity markets – something that gives us reason for concern as we believe much of the underlying fundamentals do not support such performance.

While we are pleased to see strong returns in the market and more importantly for the Fund, we believe there are lingering concerns that have not been resolved and indeed some of the potential impact of these issues cropped up in a volatile manner in the month following our fiscal year end. This recent market performance has reinforced our conviction that focusing on fundamentally strong businesses provides an opportunity for investors that may not be available from businesses that are less sound, but it requires patience and a determination to stay the course for the long term.

The Effect at Jensen
During the fiscal year, specific stock selection added value in the Information Technology sector, while detracting from returns primarily in the Health Care sector. From a sector perspective, our lack of presence in the Utilities and Telecom Services sectors added value. Our underweighting in the Financials sector detracted from returns, given the broad-based nature of the stock market rally over the twelve months.

Our top contributors to performance for the fiscal year were 3M, United Technologies, Proctor & Gamble and Oracle. While these companies represent different sectors and widely different industries, they all possess a similar backbone of strong future business prospects combined with innovation-focused strategies and relatively attractive market prices which make these businesses compelling. Each of them operates in a sector that we believe is well positioned for future long-term growth. As a perspective on patient investing, two of these companies were among our largest detractors discussed in last year’s annual report.

Significant detractors from the Fund’s performance for the fiscal year included C.H. Robinson, Paychex, C.R. Bard and Stryker. With the exception of C.H. Robinson, as noted below, these positions were ultimately replaced in the Fund by what we believe are better investment opportunities.

We are constantly evaluating the businesses in the Fund as well as others to determine whether better opportunities exist in our investable universe. Such determinations ultimately reflect a combination of fundamental considerations as well as valuation opportunities.

Fund Additions and Eliminations
As noted earlier, Jensen sold Paychex, C.R. Bard and Stryker during this period.

We believe the impact of the difficult economy continues to hamper the primary growth engine for Paychex, that being small business formation and expansion. As such, we have concluded that the company’s largest competitor, and another Fund holding, Automatic Data Processing, merits our investment focus at this time as we continue to believe that the advantages of technology and scale in the provision of payroll outsourcing and related services are strong and compelling.

The liquidation decisions of C.R. Bard and Stryker were made after careful review of a combination of company-specific issues and our view on the negative macro forces that are impacting the broader healthcare sector. In particular, we believe that the traditional growth engine for both these companies – innovation and new product development – could face increasing headwinds due to heightened cost sensitivity by healthcare systems in developed economies. With our remaining holdings in healthcare, we are emphasizing companies that we believe have opportunities in emerging markets (where healthcare system dynamics have generally improved) and companies that can take advantage of higher volumes by leveraging manufacturing scale.

Annual Report	Jensen Quality Growth Fund	1

United Parcel Service (UPS), which was added to the Portfolio in July 2012, is a package delivery company that provides transportation, logistics, and freight services worldwide. In 2011, UPS shipped an average of over 15 million packages a day to more than 220 countries and territories around the world. The company generates about 74% of its $53 billion in sales in the United States, where we believe they could benefit from the ongoing shift toward online consumer purchases. Additionally, while most of UPS’s total sales are from package delivery, about 17% are generated by supply chain and freight services, including logistics, brokerage, import/export financing, and UPS retail stores. In short, we believe UPS is a solid quality growth company that is well positioned to provide long term shareholder value.

In September 2012, Accenture (ACN) was added to the portfolio. Accenture is a global business services firm that provides management consulting, technology services and outsourcing worldwide. It is the largest consulting firm in the world, servicing clients in approximately 120 countries. Accenture interfaces at the upper management level of large multinational companies and currently serves 89 of the Fortune Global 100. We believe their growth is fueled by multiple factors including globalization, technology adoption, and the ever increasing demand from clients to improve efficiency. Accenture enjoys high client retention, which we believe is based on their ability to deliver superior service to their clients. Retention for its highest level clients, those that generate more than $100 million in revenue per year, was 99 out of the top 100 for the last five years and 92 out of the top 100 for the last ten years. We believe this quality growth company is well positioned to provide long term shareholder value, and that we were able to add it at what we believe is an attractive valuation.

A position in TJX Companies (TJX) was added in December 2012. TJX is the largest off-price retailer in the world. The company operates over 2,900 stores throughout the U.S. and in five other countries. Well known store concepts operated by TJX include T.J. Maxx, Marshalls, and HomeGoods. In each of these concepts, the company offers name-brand apparel and merchandise at everyday prices that are generally 20% to 60% below prices for similar goods at department and specialty stores. TJX’s buying operation consists of over 700 buyers that work with more than 15,000 vendors in over 60 countries throughout the world. Size is an important factor in TJX’s off-price buying in that it creates bargaining power with apparel manufacturers. Additionally, size often gives TJX’s buyers the important “first call” from potential suppliers that allows them to have the first look at available merchandise. Importantly, we believe that the scale and scope of TJX’s buying operation would be difficult to replicate for a potential new entrant.

TJX’s business model has produced strong and resilient historical results, and we expect that steady growth to continue into the future for TJX as a result of new store openings and continued same-store-sales growth. However, TJX does face competition from a variety of existing and emerging competitive threats, perhaps the most dynamic of which is the emergence of e-commerce. At present, there are a variety of e-commerce sites that attempt to create an on-line version of off-price retailing; however, we remain skeptical that the off-price business model can flourish on-line on a standalone basis. Although TJX’s stock price has been strong this year, we are optimistic about the future prospects for the company and believe that the stock is attractively valued even when using conservative estimates in our valuation models.

Lastly, early in 2013 Fund holding Abbott officially spun off its proprietary pharmaceutical business, AbbVie. Going forward, Abbott will consist of businesses in branded generics, diagnostics, vascular devices and nutritionals. AbbVie should retain the proprietary pharmaceutical business. We expect that Abbott will continue to be a quality growth company benefiting from revenue diversity by both product category and geography. During the month of January the Investment Committee sold the shares of AbbVie received from the split, allocating the proceeds to Abbott and other Fund positions.

The Jensen Outlook
While the U.S. economy has been more self-sustaining in recent quarters, it is by no means in a sound growth period. In fact, the most recent report of US Gross Domestic Product (GDP) growth was a revised 1.8% for the first quarter of 2013, hardly a data point that suggests robust growth. The Eurozone concerns have not changed; as such concerns have not been addressed in totality and continue to erode a once strong economic foundation. Global GDP is seen as slowing, as emerging markets such as China and India are experiencing rising inflation and slowing exports.

In addition, concerns remain about the ability of companies to grow revenues and earnings in the current global environment. As noted earlier, underlying fundamental data may not support broad market performance. For example, the earnings of the companies in the S&P 500 index over the last four quarters (a period that roughly corresponds to the fiscal year for the Fund) have risen by just 0.24% on a year-over-year basis. There has also been considerable concern about revenue growth during the same period. In contrast, the companies in the Fund have produced earnings and revenue that we believe are indicative of the inherent strengths these businesses possess. For the companies held by the Fund during each respective quarter, earnings over the

2	Jensen Quality Growth Fund	Annual Report

last four quarters have risen nearly 6.5% on a year-over-year basis. In addition, average quarterly organic revenue growth has ranged between 4.9% and 6.3% for the last four quarters. We believe these results are clearly higher and more consistent than the benchmark and perhaps indicate why the Fund has seen such a strong return in fiscal 2013 after a lackluster 2012 performance.

Perhaps as important as the recent fundamental performance is the prospect for business results in the future, particularly in light of the ongoing economic challenges. Within our Fund, high quality companies with strong balance sheets and significant cash balances are showcasing the flexibility to invest in growth, either organically or through acquisitions. They can also execute share repurchase programs – some quite substantive – and may pay increasing dividends. The vast majority of our companies have paid dividends, in fact, 24 of our holdings (out of 29 total) do so. While increasing dividends do not in and of themselves indicate future returns, we believe the commitment by management to an increasing dividend is a positive statement about the long-term opportunities for a company and indicates that cash flows are likely to remain strong.

Recent heightened concerns about the slowing pace of growth in emerging markets have led to speculation about prospects for global GDP growth overall. We believe that a balance of growth from diverse sources, either by industry or by geography, could provide a natural hedge against difficulties in any particular area. Indeed, the Jensen Quality Growth Fund’s companies benefit from a balance of revenues from inside the U.S. as well as outside, with just over half of the companies’ revenues coming from outside the US and with a healthy balance between developed and emerging Europe and developed and emerging Asia as well as other emerging markets. We believe the balanced business models of our companies, facilitated by disciplined execution, could provide consistent business performance.

Guidance from many of our companies continues to be positive and indicates a slow, but steady path of growth as these businesses negotiate uncertain times. Against a backdrop of relatively unchanging economic factors but with the potential for meaningful change at any time, we believe these quality businesses are well positioned to absorb the challenges that will confront them. There is ample opportunity to maintain already strong market share, while also providing a strong return on invested capital within a low capital cost environment – in our view, a recipe for increasing business value. This is precisely what we are looking for with the knowledge that business value creation is ultimately reflected in long-term stock performance. We may very well be entering a period where a focus on higher quality companies with more consistent value creation provides a real opportunity for long-term investors.

We invite you to seek additional information about The Jensen Quality Growth Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Sincerely,
The Jensen Investment Committee

Unless otherwise noted, this discussion and analysis of the Fund is as of May 31, 2013 and is subject to change, and any forecasts made cannot be guaranteed.

As of May 31, 2013, the average annual total returns were 25.74%, 13.76%, 6.77% and 6.53% for the Jensen Quality Growth Fund – J Shares and 27.28%, 16.87%, 5.43% and 7.58% for the S&P 500 Index for the 1-, 3-, 5-, 10-year periods, respectively. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain updated performance information that is current as of the most recent month end, please call 1-800-992-4144 or visit jenseninvestment.com. All returns include the reinvestment of dividends and capital gains. Performance shown is for the Class J Shares; performance for other Fund share classes will differ. The J Shares annual operating expense ratio is 0.91%.

The S&P 500 is a broad based, market value weighted index consisting of 500 stocks, and is widely recognized as representative of the equity market in general. The index is unmanaged, and you cannot invest directly in an index. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk, and principal loss is possible. The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Growth Fund	3

Jensen Quality Growth Fund - Class J (Unaudited)

Total Returns vs. The S&P 500

Average Annual – For periods ended May 31, 2013	1 year	3 years	5 years	1O years
Jensen Quality Growth Fund - Class J	25.74%	13.76%	6.77%	6.53%
S&P 500 Stock Index	27.28%	16.87%	5.43%	7.58%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 2003 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Growth Fund	Annual Report

Jensen Quality Growth Fund - Class R (Unaudited)

Total Returns vs. The S&P 500

Average Annual – For periods ended May 31, 2013	1 year	3 years	5 years	Since Inception
				July 30, 2003
Jensen Quality Growth Fund - Class R	25.43%	13.51%	6.53%	6.31%
S&P 500 Stock Index	27.28%	16.87%	5.43%	7.41%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on July 30, 2003, the inception date for Class R shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Growth Fund	5

Jensen Quality Growth Fund - Class I (Unaudited)

Total Returns vs. The S&P 500

Average Annual – For periods ended May 31, 2013	1 year	3 years	5 years	Since Inception
				July 30, 2003
Jensen Quality Growth Fund - Class I	26.10%	14.11%	7.08%	6.82%
S&P 500 Stock Index	27.28%	16.87%	5.43%	7.41%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on July 30, 2003, the inception date for Class I shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6	Jensen Quality Growth Fund	Annual Report

Investments by Sector as of May 31, 2013
(as a Percentage of Total Investments) (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Annual Report	Jensen Quality Growth Fund	7

Statement of Assets & Liabilities
May 31, 2013

Assets:
Investments, at value (cost $3,259,494,866)	$4,714,601,854
Cash	34,213
Income receivable	6,776,130
Receivable for capital stock issued	8,283,173
Other Assets	116,077
Total Assets	4,729,811,447

Liabilities:
Payable to Investment Adviser	2,084,620
Payable for capital stock redeemed	5,535,504
Accrued distribution fees	999,340
Accrued director fees	33,577
Accrued expenses and other liabilities	1,195,486
Total Liabilities	9,848,527
Total Net Assets	$4,719,962,920

Net Assets Consist of:
Capital stock	$3,188,408,115
Accumulated undistributed net investment income	6,542,279
Accumulated net realized gain	69,905,538
Unrealized appreciation on investments	1,455,106,988
Total Net Assets	$4,719,962,920

Net Assets Consist of:
Class J Shares
Net Assets	$2,531,858,690
Shares outstanding	74,508,372
Net Asset Value - Offering Price and Redemption Price Per Share (2,000,000,000 shares authorized, $.001 par value)	$33.98

Class R Shares
Net Assets	$47,073,510
Shares outstanding	1,391,439
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$33.83

Class I Shares
Net Assets	$2,141,030,720
Shares outstanding	62,972,821
Net Asset Value - Offering Price and Redemption Price Per Share (1,000,000,000 shares authorized, $.001 par value)	$34.00

The accompanying notes are an integral part of these financial statements.

8	Jensen Quality Growth Fund	Annual Report

Schedule of Investments
May 31, 2013 (showing percentage of total net assets)

Common Stocks - 99.09%

shares	Aerospace & Defense - 5.10%	value
2,538,000	United Technologies Corporation	$240,856,200

shares	Air Freight & Logistics - 5.10%	value
1,507,000	CH Robinson Worldwide, Inc.	$85,431,830
1,808,000	United Parcel Service, Inc. Class B	$155,307,200
		$240,739,030

shares	Beverages - 7.52%	value
3,055,000	The Coca-Cola Company	$122,169,450
2,883,000	PepsiCo, Inc.	$232,859,910
		$355,029,360

shares	Capital Markets - 3.66%	value
2,277,000	T. Rowe Price Group, Inc.	$172,733,220

shares	Chemicals - 4.85%	value
1,031,000	Ecolab, Inc.	$87,088,570
1,242,000	Praxair, Inc.	$141,997,860
		$229,086,430

shares	Electrical Equipment - 3.53%	value
2,897,000	Emerson Electric Company	$166,461,620

	Electronic Equipment, Instruments &
shares	Components - 3.09%	value
1,873,000	Amphenol Corporation Class A	$145,906,700

	Health Care Equipment & Supplies -
shares	11.54%	value
4,171,000	Abbott Laboratories	$152,950,570
1,527,000	Becton Dickinson & Company	$150,592,740
2,628,000	Medtronic, Inc.	$134,054,280
1,594,000	Varian Medical Systems, Inc. (a)	$106,813,940
		$544,411,530

	Health Care Providers & Services -
shares	2.25%	value
1,068,000	Laboratory Corporation of America Holdings (a)	$106,255,320

shares	Household Products - 8.66%	value
3,276,000	Colgate-Palmolive Company	$189,483,840
2,852,000	The Procter & Gamble Company	$218,919,520
	$408,403,360

shares	Industrial Conglomerates - 5.36%	value
2,296,000	3M Company	$253,179,920

shares	IT Services - 10.59%	value
2,186,000	Accenture PLC Class A (b)	$179,492,460
2,788,000	Automatic Data Processing, Inc.	$191,591,360
1,993,000	Cognizant Technology Solutions Corporation
	Class A (a)	$128,847,450
		$499,931,270

shares	Life Sciences Tools & Services - 3.22%	value
1,573,000	Waters Corporation (a)	$152,124,830

shares	Media - 4.27%	value
3,243,000	Omnicom Group, Inc.	$201,487,590

shares	Professional Services - 2.91%	value
2,255,000	Equifax, Inc.	$137,329,500

shares	Software - 11.60%	value
2,453,000	Adobe Systems, Inc. (a)	$105,258,230
6,112,000	Microsoft Corporation	$213,186,560
6,777,000	Oracle Corporation	$228,791,520
		$547,236,310

shares	Specialty Retail - 2.70%	value
2,522,000	TJX Companies, Inc.	$127,638,420

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	9

Schedule of Investments continued

	Textiles, Apparel & Luxury Goods -
shares	3.14%	value
2,403,000	NIKE, Inc.	$148,168,980

Total Common Stocks		value
(Cost $3,221,872,602)		$4,676,979,590

Short-Term Investment - 0.80%

shares	Money Market Fund - 0.80%	value
37,622,264	Fidelity Institutional Government Portfolio -
	Class I, 0.01% (c)	$37,622,264

Total Short-Term Investment		value
(Cost $37,622,264)		$37,622,264

Total Investments		value
(Cost $3,259,494,866) - 99.89%		$4,714,601,854
Other Assets in Excess of Liabilities - 0.11%		$5,361,066
TOTAL NET ASSETS - 100.00%		$4,719,962,920

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 3.80%.
(c)	Variable rate security. The rate listed is as of May 31, 2013.

The accompanying notes are an integral part of these financial statements.

10	Jensen Quality Growth Fund	Annual Report

Statement of Operations
Year Ended May 31, 2013

Investment Income:
Dividend income	$81,824,159
Interest income	4,744
81,828,903
Expenses:
Investment advisory fees	20,625,769
12b-1 - Class J	5,899,445
Sub-transfer agent expenses - Class J	1,589,703
Administration fees	1,407,517
Shareholder servicing fees - Class I	897,011
Custody fees	309,993
Transfer agent fees - Class J	256,066
Fund accounting fees	242,532
12b-1 fees - Class R	219,752
Reports to shareholders - Class J	219,565
Federal and state registration fees	179,599
Directors’ fees and expenses	149,346
Professional fees	108,359
Transfer agent expenses	102,006
Transfer agent fees - Class I	64,579
Other	60,956
Shareholder servicing fees - Class R	39,768
Reports to shareholders - Class I	32,221
Reports to shareholders - Class R	3,367
Transfer agent fees - Class R	1,130
Total expenses	32,408,684

Net Investment Income	49,420,219

Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	162,022,898
Change in unrealized appreciation on investments	736,529,699
Net realized and unrealized gain on investments	898,552,597
Net-Increase in Net Assets Resulting
from Operations	$947,972,816

Statements of Changes in Net Assets

	Year Ended	Year Ended
Operations:	May 31, 2013	May 31, 2012
Net investment income	$49,420,219	$50,634,979
Net realized gain (loss) on investment
transactions	162,022,898	(14,044,213)
Change in unrealized appreciation
(depreciation) on investments	736,529,699	(244,497,502)
Net increase (decrease) in net assets
resulting from operations	947,972,816	(207,906,736)

	Year Ended	Year Ended
Capital Share Transactions:	May 31, 2013	May 31, 2012
Shares sold - Class J	422,653,283	551,017,487
Shares sold - Class R	12,126,857	23,392,591
Shares sold - Class I	724,081,073	437,900,081
Shares issued in reinvestment of
dividends - Class J	25,808,289	26,136,633
Shares issued in reinvestment of
dividends - Class R	403,465	342,922
Shares issued in reinvestment of
dividends - Class I	22,124,191	18,408,431
Shares redeemed - Class J	(738,668,567)	(703,077,911)
Shares redeemed - Class R	(15,249,702)	(10,936,093)
Shares redeemed - Class I	(428,366,987)	(463,057,910)
Net increase (decrease)	24,911,902	(119,873,769)

Dividends and Distributions	Year Ended	Year Ended
to Shareholders:	May 31, 2013	May 31, 2012
Net investment income - Class J	(26,500,367)	(26,852,375)
Net investment income - Class R	(403,465)	(343,136)
Net investment income - Class I	(24,096,545)	(21,225,862)
Total dividends and distributions	(51,000,377)	(48,421,373)

	Year Ended	Year Ended
Increase(Decrease) in Net Assets	May 31, 2013	May 31, 2012
	921,884,341	(376,201,878)

	Year Ended	Year Ended
Net Assets:	May 31, 2013	May 31, 2012
Beginning of Year	3,798,078,579	4,174,280,457
End of Year (including accumulated
undistributed net investment income
of $6,542,279 and $8,122,437,
respectively)	$4,719,962,920	$3,798,078,579

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	11

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of year	$27.33	$29.11	$23.86	$19.47	$26.91
Income from investment operations:
Net investment income	0.34	0.32	0.27	0.24	0.30
Net realized and unrealized gains (losses) on investments	6.65	(1.80)	5.25	4.39	(6.78)
Total from investment operations	6.99	(1.48)	5.52	4.63	(6.48)
Less distributions:
Dividends from net investment income	(0.34)	(0.30)	(0.27)	(0.24)	(0.31)
Dividends from net realized capital gains	—	—	—	—	(0.65)
Total distributions	(0.34)	(0.30)	(0.27)	(0.24)	(0.96)
Net asset value, end of year	$33.98	$27.33	$29.11	$23.86	$19.47
Total return	25.74%	-5.04%	23.31%	23.85%	-23.90%
Supplemental data and ratios:
Net assets, end of year (000’s)	$2,531,859	$2,307,634	$2,593,128	$1,776,091	$1,340,826
Ratio of expenses to average net assets	0.90%	0.91%	0.92%	0.92%	0.86%
Ratio of net investment income to average net assets	1.08%	1.18%	1.07%	1.04%	1.47%
Portfolio turnover rate	22.09%	15.80%	6.84%	12.33%	23.59%

The accompanying notes are an integral part of these financial statements.

12	Jensen Quality Growth Fund	Annual Report

Financial Highlights
Class R

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of year	$27.22	$29.01	$23.78	$19.40	$26.81
Income from investment operations:
Net investment income	0.25	0.26	0.23	0.20	0.23
Net realized and unrealized gains (losses) on investments	6.64	(1.79)	5.23	4.37	(6.75)
Total from investment operations	6.89	(1.53)	5.46	4.57	(6.52)
Less distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.23)	(0.19)	(0.24)
Distributions from net realized capital gains	—	—	—	—	(0.65)
Total distributions	(0.28)	(0.26)	(0.23)	(0.19)	(0.89)
Net asset value, end of year	$33.83	$27.22	$29.01	$23.78	$19.40
Total return	25.43%	-5.26%	23.08%	23.59%	-24.10%
Supplemental data and ratios:
Net assets, end of year (000’s)	$47,074	$40,216	$29,077	$12,533	$7,652
Ratio of expenses to average net assets	1.16%	1.12%	1.10%	1.12%	1.13%
Ratio of net investment income to average net assets	0.82%	0.96%	0.87%	0.83%	1.18%
Portfolio turnover rate	22.09%	15.80%	6.84%	12.33%	23.59%

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Growth Fund	13

Financial Highlights
Class I

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2013	May 31, 2012	May 31, 2011	May 31, 2010	May 31, 2009
Net asset value, beginning of year	$27.35	$29.14	$23.88	$19.48	$26.91
Income from investment operations:
Net investment income	0.42	0.40	0.37	0.34	0.37
Net realized and unrealized gains (losses) on investments	6.66	(1.80)	5.24	4.36	(6.80)
Total from investment operations	7.08	(1.40)	5.61	4.70	(6.43)
Less distributions:
Dividends from net investment income	(0.43)	(0.39)	(0.35)	(0.30)	(0.35)
Distributions from net realized capital gains	—	—	—	—	(0.65)
Total distributions	(0.43)	(0.39)	(0.35)	(0.30)	(1.00)
Net asset value, end of year	$34.00	$27.35	$29.14	$23.88	$19.48
Total return	26.10%	-4.76%	23.72%	24.21%	-23.71%
Supplemental data and ratios:
Net assets, end of year (000’s)	$2,141,031	$1,450,228	$1,552,075	$831,505	$303,557
Ratio of expenses to average net assets	0.62%	0.60%	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets	1.36%	1.49%	1.39%	1.33%	1.72%
Portfolio turnover rate	22.09%	15.80%	6.84%	12.33%	23.59%

The accompanying notes are an integral part of these financial statements.

14	Jensen Quality Growth Fund	Annual Report

Notes to the Financial Statements
May 31, 2013

1. Organization and Significant Accounting Policies
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock. The Fund currently offers three different classes of shares. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee, Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market

Annual Report	Jensen Quality Growth Fund	15

prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of May 31, 2013, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common
Stocks*	$4,676,979,590	$4,676,979,590	$—	$—
Total Money
Market Fund	37,622,264	37,622,264	—	—
Total Investments	$4,714,601,854	$4,714,601,854	$—	$—

*	For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended May 31, 2013 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2013. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2013, open Federal tax years include the tax years ended May 31, 2010 through 2013. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2013, there were no reclassifications made.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

16	Jensen Quality Growth Fund	Annual Report

2. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	year ended	year ended
Class J	May 31, 2013	May 31, 2012
Shares sold	13,742,393	20,335,876
Shares issued in
reinvestment of dividends	856,729	978,439
Shares redeemed	(24,540,829)	(25,946,957)
Net decrease	(9,941,707)	(4,632,642)
Shares outstanding:
Beginning of year	84,450,079	89,082,721
End of year	74,508,372	84,450,079

	year ended	year ended
Class R	May 31, 2013	May 31, 2012
Shares sold	399,182	869,353
Shares issued in
reinvestment of dividends	13,423	12,887
Shares redeemed	(498,606)	(407,094)
Net increase (decrease)	(86,001)	475,146
Shares outstanding:
Beginning of year	1,477,440	1,002,294
End of year	1,391,439	1,477,440

	year ended	year ended
Class I	May 31, 2013	May 31, 2012
Shares sold	23,324,668	16,216,920
Shares issued in
reinvestment of dividends	732,488	687,878
Shares redeemed	(14,118,192)	(17,136,856)
Net increase (decrease)	9,938,964	(232,058)
Shares outstanding:
Beginning of year	53,033,857	53,265,915
End of year	62,972,821	53,033,857

3. Investment Transactions
The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2013, were $918,648,957 and $901,283,623, respectively.

4. Income Taxes
The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $51,000,377 and $48,421,373 paid during the years ended May 31, 2013 and 2012, respectively, were classified as ordinary income for tax purposes. There were no long-term capital gain distributions paid during the years ended May 31, 2013 and 2012.

At May 31, 2013, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,259,549,768
Gross unrealized appreciation	$1,464,300,919
Gross unrealized depreciation	(9,248,833)
Net unrealized appreciation	1,455,052,086
Undistributed ordinary income	6,542,279
Undistributed long-term capital gain	69,960,440
Total distributable earnings	76,502,719
Other accumulated gains	—
Total accumulated gains	$1,531,554,805

At May 31, 2013, the Fund had total tax basis capital losses of $0.

On June 25, 2013, the Fund declared and paid a distribution from ordinary income of $6,055,067, $63,386 and $6,387,241 for Class J, Class R, and Class I, respectively, to shareholders of record as of June 24, 2013.

5. Line of Credit
The Fund has a $250 million revolving credit facility, subject to certain restrictions, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one year term and is reviewed annually by the Board of Directors. The current agreement runs through December 20, 2013. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of May 31, 2013, the rate on the Fund’s line of credit was 2.25%. The fund did not borrow on the line of credit as of and during the year ended May 31, 2013.

6. Investment Advisory Agreement
The Fund has an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to the advisory agreement and breakpoint fee schedule, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion and up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion and up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion.

Annual Report	Jensen Quality Growth Fund	17

Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares. The amount actually incurred for the year ended May 31, 2013 was 0.05%.

The Fund has also adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares. The amount actually incurred for the year ended May 31, 2013 was 0.09%.

8. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2013, Charles Schwab & Co., Inc., for the benefit of its customers, held 41.61% and 25.45% of the outstanding shares of the Class J and Class I share classes, respectively. At May 31, 2013, Great-West Life & Annuity Insurance Company and Fifth Third Bank, for the benefit of their customers, owned 29.93% and 26.81%, respectively, of the outstanding shares of the Class R share class.

9. Recent Accounting Pronouncement
In January, 2013, the FASB issue ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepare in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, a) the gross amounts of those recognized assets and recognized liabilities, b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, c) The net amount presented in the Statement of Assets and Liabilities, d) the amounts subject to an enforceable MNA not included in (b), and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the impact it will have on the Fund’s financial statements. There is no impact of the ASU on the financial statements of the Fund for the year ended May 31, 2013.

18	Jensen Quality Growth Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”), as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to May 31, 2011, were audited by another independent registered public account firm whose report dated July 19, 2010, expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jensen Quality Growth Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 29, 2013

Annual Report	Jensen Quality Growth Fund	19

Expense Example - May 31, 2013 (Unaudited)

As a shareholder of Jensen Quality Growth Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (December 1, 2012–May 31, 2013).

Actual Expenses
The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

20	Jensen Quality Growth Fund	Annual Report

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2012 –
Jensen Quality Growth Fund – Class J	December 1, 2012	May 31, 2013	May 31, 2013
Actual	$1,000.00	$1,162.70	$4.80
Hypothetical (5% annual return before expenses)	1,000.00	1,020.49	4.48

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2012 –
Jensen Quality Growth Fund – Class R	December 1, 2012	May 31, 2013	May 31, 2013
Actual	$1,000.00	$1,161.10	$6.36
Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	5.94

* Expenses are equal to the Fund’s annualized six-month expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2012 –
Jensen Quality Growth Fund – Class I	December 1, 2012	May 31, 2013	May 31, 2013
Actual	$1,000.00	$1,164.30	$3.40
Hypothetical (5% annual return before expenses)	1,000.00	1,021.79	3.18

* Expenses are equal to the Fund’s annualized six-month expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report	Jensen Quality Growth Fund	21

Additional Information (Unaudited)

1. Investment Advisory Agreement Disclosure
Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations during the fiscal year ended May 31, 2013 concerning whether to renew the Fund’s Investment Advisory and Service Contract with the Adviser (the “Agreement”) for the period from August 1, 2012 until July 31, 2013, the Board of Directors (the “Board”), including the Fund’s independent directors (“Independent Directors”), conducted the review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate the renewal of the Fund’s Agreement.

The entire Board first met on April 18, 2012 to consider the information provided by the Adviser in connection with the renewal of the Agreement. After the April 18 meeting, the Independent Directors met separately with their legal counsel to consider the information provided by the Adviser and identify additional information they needed to evaluate the Agreement. The entire Board then met again on July 18, 2012 to consider the continuation of the Agreement. During those meetings, the Board evaluated the factors and reached the conclusions described below, among others. The Board did not identify any single factor as controlling. Moreover, not every factor was given the same weight by each Director.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the Adviser’s business continuity plans, its organizational and ownership structure, including the impact of changes in management and ownership, and the composition of its investment committee, which makes all investment decisions for the Fund. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance
The Board examined the investment performance of the Fund compared to the S&P 500 Index and Russell 1000 Growth Index and to the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories. Performance over one-, three-, five-, ten- and fifteen year periods for the Fund against the indices, and against its Lipper and Morningstar categories for similar periods, were provided. The Board noted the favorable performance of the Fund for the five- and fifteen-year periods compared to the S&P 500 Index and the favorable performance against the Russell 1000 Growth Index for the fifteen-year period. The Board also noted the Fund’s favorable performance for the five-year period compared to its Lipper category and its four-star Morningstar rating for the same five-year period, and the Fund’s overall three-star Morningstar rating. The Board also noted the Fund’s underperformance compared to its indices and Lipper and Morningstar categories for the three- and ten-year periods. In particular, the Board observed that the three-year period underperformance compared to its indices was attributable to the performance of lower quality companies which the Fund is not permitted to purchase and from company selection that detracted from returns in certain market sectors. The Board observed that the Adviser appeared to have adhered to its strict investment discipline. As a result of these and other factors, the Board concluded that the overall long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio
The Board compared the Fund’s advisory fee with those of other comparable mutual funds in the Fund’s Lipper category. The Board noted that the Fund’s advisory fee of 0.50% (before the effect of breakpoints above $4 billion in net assets) continued to be below the median and the average for its category at similar asset levels, excluding passively managed funds and funds that have no share classes that are offered to retail investors. The Board also noted the Adviser’s adoption in October 2010 of breakpoints in the Fund’s advisory fee schedule for net assets of $4 billion, at which point the advisory fee drops to 0.475% with additional fee breakpoints at higher net asset levels. The Board also noted that while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of institutional separate account clients where the Adviser believes the competitive market required a lower fee, the Adviser charges its separate accounts a minimum fee of 0.50% for individual investors

22	Jensen Quality Growth Fund	Annual Report

and 0.45% for institutional investors but also noted the limitations of such comparisons due to the different services required by separate account clients compared to the Fund. The Board also noted the Adviser’s consideration of entering into sub-advisory agreements, where advisory fees are typically lower than the schedule for a directly advised separate account. Separate accounts, the Board observed, are subject to less regulation and generally do not require the same level of administrative services as the Fund.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board noted that the Fund’s expense ratio was higher than the average but lower than the median of all funds with comparable net assets in its Lipper categories but also noted that, when compared to retail class shares of actively managed funds, the Fund’s expense ratio was lower than the median and the average. Compared to retail class shares of actively managed funds in the Fund’s Morningstar category, the Board noted that the Fund’s expense ratio was below the average. The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. The Board acknowledged that, with the payment by the Fund of the sub transfer agency recordkeeping and shareholder servicing expenses and fees for certain of the Fund’s omnibus accounts (“Sub TA Fees”), the Fund’s expense ratio had increased during the fiscal year ended May 31, 2010 and remained unchanged during fiscal 2011, but decreased slightly to 91 basis points for the fiscal year ended Mary 31, 2012 due to increases in overall net assets. The Board further acknowledged that it expected the expense ratio to remain lower than the Lipper and Morningstar averages for retail-class shares of actively managed funds. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser
The Board considered the profitability of the Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2011 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded mutual fund advisers. Even after adjustments for certain marketing revenues and compensation expenses were made, it appeared that the Adviser’s pre-tax profit was higher than the average pre-tax profit margin of the group of publicly traded investment advisory firms. It was noted that the Adviser’s adjustment to its compensation expense was made because its profitability may have been overstated due to the relatively low salaries and bonuses paid to its principals, who may receive distributions of the Adviser’s profits on account of their equity ownership in the Adviser. The Board considered the fact that the Adviser pays certain administrative expenses of the Fund, including the cost of the Fund’s Chief Compliance Officer, though it noted that under the Agreement the Fund is authorized, subject to prior Board approval, to pay for certain costs of the Fund’s compliance personnel in the future. The Board acknowledged the entrepreneurial risk taken by the Adviser when it established the Fund and the Adviser’s subsidization of the Fund during the early years of the Fund’s existence. Finally, the Board observed the increase in net assets for the Fund that contributed to higher margins for the Adviser in 2011.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts, but also noted that economies of scale are realized with respect to managing one mutual fund compared to managing between 350 - 400 separate accounts. The Board also understood that in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies.

The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.92% for the fiscal year ended May 31, 2011 and declined to 0.91% for the fiscal year ended May 31, 2012. Regarding the issue of breakpoints, the Board noted the Adviser’s implementation of a breakpoint fee schedule in October 2010. The Board also observed that with net asset levels over $4 billion during part of 2012, Fund shareholders were beginning to realize the effect of the first fee breakpoint. The Board and also noted that many comparable funds with breakpoints at lower levels had higher overall advisory fees at the same asset level as the current asset level of the Fund. Based on the data presented, the Board concluded that additional breakpoints in the Fund’s advisory fee were not warranted at this time.

Annual Report	Jensen Quality Growth Fund	23

Other Benefits
The Board considered the potential fall-out benefits realized by the Adviser from services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and managed another mutual fund. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations
The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously to renew the Agreement for a one-year period until July 31, 2013.

2. Shareholder Notification of Federal Tax Status
The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2013 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2013 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2013.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designates 0.13% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

3. Availability of Proxy Voting Information
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. Portfolio Holdings
The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Jensen Quality Growth Fund	Annual Report

5. Additional Disclosure Regarding Fund Directors and Officers

Independent Directors

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Roger A. Cooke J.D. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Retired. Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – 2013); Executive Vice President –Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Chairman and Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc. (formerly Will Vinton Studios), an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – present); Director of Laika, Inc. (formerly Will Vinton Studios), an animation studio (2002 – present); Director of The Sisters of the Holy Names Foundation (2004 – 2012).

Thomas L. Thomsen, Jr. Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

Director Emeritus Louis B. Perry, Ph.D Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1918	Director Emeritus	Indefinite Term; Served since inception (at times as Independent Director).	Retired	1	None

Annual Report	Jensen Quality Growth Fund	25

Interested Directors and Officers

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Val E. Jensen* Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1929	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Retired, Chairman and Director of Jensen Investment Management, Inc. (1988 – 2004); Chairman (since 2002) and Director (since 1992) of the Fund.	1	None

Gary W. Hibler, Ph.D.* Jensen Quality Growth Fund 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1943	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch, a non-profit environmental group (2008 – present)

Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	President	1 Year Term; Served since February 2007.	President and Director (February 2007 – present) and Director of Operations (2004 – February 2007) of Jensen Investment Management, Inc.; General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).	N/A	N/A

Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President and Secretary	1 Year Term; Served since July 1993.	Chairman (January 2013 – present), Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

26	Jensen Quality Growth Fund	Annual Report

Interested Directors and Officers continued

Name, Age and Address	Position(s) Held with the Company	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.	Director of Finance and Chief Compliance Officer (2003 – February 2007), Vice President, Treasurer and Director (February 2007 – present), and Chief Compliance Officer (February 2007 – March 2011, and July 2012 – September 2012) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group Inc. (1994 – 2001).	N/A	N/A

David G. Mertens* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1960	Vice President	1 Year Term; Served since January 2011.	Director and Vice President of Sales and Marketing for Jensen Investment Management, Inc. (2002 – present) ; various sales and marketing management positions for Berger Financial Group LLC and Berger Distributors LLC, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of Berger Distributors (1995 – 2002).	N/A	N/A

Eric H. Schoenstein* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served since January 2011.	Director and Vice President of Business Analysis for Jensen Investment Management, Inc. (2002 – present); various audit positions, most recently Senior Audit Manager, with Arthur Andersen LLP (1988 – 2001).	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act.
**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.
The Statement of Additional Information includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-221-4384

Annual Report	Jensen Quality Growth Fund	27

Jensen Quality Growth Fund

	Class J Shares	Class I Shares	Class R Shares

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44145

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

jenseninvestment.com

JNRPANNU – 0513	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s N-CSR filed on 8/9/2004.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2013	FYE 5/31/2012
Audit Fees	19,500	19,500
Audit-Related Fees	0	0
Tax Fees	3,000	3,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2013	FYE 5/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2013	FYE 5/31/2012
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	7/29/2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	7/29/2013

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	7/29/2013

* Print the name and title of each signing officer under his or her signature.